Transaction Systems Architects, Inc. Investor Overview June 2007 Exhibit 99.1

© 2007 Transaction Systems Architects, Inc.

Private Securities Litigation Reform Act of 1995
Safe Harbor For Forward-Looking Statements
This presentation contains forward-looking statements based on current expectations that involve a number of risks and uncertainties.  The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. A
discussion of these forward-looking statements and risk factors is set forth at the end of this presentation. The Company assumes no obligation to update any forward-looking statement in this presentation.
The Company is still in the process of finalizing its financial results for the quarters ending
December 31, 2006 and March 31, 2007.  These results and the Company’s subsequent forecast for the balance of the calendar year could result in adjustments to the Company’s financial guidance. The Company does not intend to update publicly the timing of the future possible adjustments to guidance going forward, except as circumstances may warrant or as required by law.

© 2007 Transaction Systems Architects, Inc.

Presentation Topics
• Our Company
• Our Industry
• Our Products
• How We Win
• How We Grow
• Our Strategic Vision
• How We Measure It
• Risks and Obstacles

© 2007 Transaction Systems Architects, Inc.

Key Takeaways*
“TSA is in the catbird seat for global payments” – Phil Heasley, TSA CEO
Best Payments Solutions
Gold Standard for enterprise payments
technology
Comprehensive features for the
payments value chain
TSA plays an “honest broker” role
Business Model
Strong cash flow
Long-term revenue growth
Long-term backlog growth
Leveraged earnings growth
Leverageable balance sheet
Global Presence
Global distribution system
Over 800 customers in 84 countries
Represented in countries comprising
95% of world GDP
Two thirds of business is outside U.S.
Industry Fundamentals
Positive industry fundamentals driven by
payment volume growth, industry
consolidation and regulatory pressures
Payment volumes growing at 4X global
gross domestic product

© 2007 Transaction Systems Architects, Inc.

Our Company*
TSA has a highly differentiated global presence in the payments industry
Strategic Centers
Regional Sales Office
Distributors/Sales Agents
Key Metrics
Over 800 customers
84 countries, 33 offices
Over 2,100 staff
> 800 engineers
> 180 sales staff
Over 75 billion retail
payments per year
Over $5 trillion in wire
transfers per day
FY06 Financials
Revenue - $348 million
60-mo backlog - $1.226 billion
OFCF - $44 million
CY07 Financials (est.)
Revenue - $428 - 447 million
60-mo backlog - $1.309 - 1.339
billion
OFCF - $57- 67 million

© 2007 Transaction Systems Architects, Inc. Page 6 Our Industry

© 2007 Transaction Systems Architects, Inc.

Our Industry Position Today and Tomorrow*
Position Today Position Tomorrow
Target Segments
Segments
Less than 25% of the top 500
world banks have TSA solutions
Leadership in U.S. wholesale
banking
Leadership in North American
retailer segment
Less than 5% presence in top
500 banks for fraud solutions
Geographies
Limited presence in key geos
Distributor-led model in key geos
Business model
On Demand business limited to
U.S. based cash management
Tactical view of services offerings
Top 2000 world banks
Top 500 world retailers
Top 500 global payment
processors
Smaller banks and
retailers via On
Demand offering
Segments
30-40% penetration
in top 500 world banks
Leadership in international
wholesale banking segment
Leadership in global retailer
segment
10-20% of top 500 banks with
TSA’s fraud solutions
Geographies
Deeper penetration in key geos
Direct model in key geos
Business model
On Demand offering expanded
to more solutions and more geos
Expanded services offerings

© 2007 Transaction Systems Architects, Inc.

The Wholesale Banking Segment
TSA’s highest potential growth segment , with significant international opportunities
The Segment
TSA is a leader in the U.S.
Target is top 2000 world banks
TSA currently has over 120 customers
Smaller banks addressed via ACI On
Demand offering
Key Sources of Competition
In-house developed solutions
Third-party software vendors, including
FundTech, Logica, Tieto Enator,
Clear2Pay and local providers
Key Dynamics
Regulatory compliance (e.g. SEPA)
Many home-grown systems, many old
systems
Banking consolidation has created
redundancies and silos
The Opportunity
International markets
Adding to wholesale solutions offering
Adding to existing ACI On Demand
offering
Payment systems convergence

© 2007 Transaction Systems Architects, Inc.

The Retail Banking Segment
TSA is investing to win additional market share in its traditional sweet spot
The Segment
TSA is a global software leader
Target is top 2000 world banks
TSA currently has over 470 customers
Smaller banks to be addressed via ACI
On Demand offering
Key Sources of Competition
3
rd
-party processors
In-house developed solutions
Third-party software vendors, including
eFunds, S1, Fair Isaac and local
providers
Key Dynamics
Payment volumes on the increase
Regulatory compliance (e.g. EMV)
Many home-grown systems, many old
systems
Banking consolidation has created
redundancies and silos
The Opportunity
New share in under-penetrated countries
ACI On Demand offering expands
industry potential
Payments systems convergence
The IBM segment

© 2007 Transaction Systems Architects, Inc.

The Retailer Segment
TSA offers a compelling cost advantage for payments processing to large retailers
The Segment
TSA has a leadership position in North
America
Target is top 500 global retailers
TSA currently has over 100 customers
Smaller retailers to be addressed via
ACI On Demand offering
Key Sources of Competition
3
rd
party processors
In-house developed solutions
Third-party software vendors, including
eFunds, S1, AJB and local software
providers
Key Dynamics
Payment volumes increasing
Regulatory compliance
Many home-grown systems, many old
systems
Industry consolidation has created
redundancies and silos
The Opportunity
Displacing 3
rd
-party processors
Replacing aging technology
Facilitating payment systems
consolidation
The IBM segment

© 2007 Transaction Systems Architects, Inc.

The 3
rd
-Party Processor Segment
TSA is replacing aging technology and consolidating platforms for payment processors
The Segment
TSA is the global software leader
Target is top 500 global and local
processors
TSA currently has over 140 customers
Key Sources of Competition
In-house developed solutions
Third-party software vendors, including
eFunds, Fair Isaac and local software
providers
Key Dynamics
Payment volumes increasing
Regulatory compliance
Many home-grown systems, many old
systems
Industry consolidation has created
redundancies and silos
The Opportunity
Replacing aging technology
Facilitating payment systems
consolidation
The IBM segment

© 2007 Transaction Systems Architects, Inc.

What Our Products Do
Enterprise support for the payments value chain
Retail Payment Engines
Device driving
Authentication
Switching
Authorization
Interface to payment networks
Stand-in processing and disaster recovery
Payments Management
Settlement and reconciliation
Reporting
Customer dispute management
Card management
Smartcard lifecycle management
Wholesale Payment Engines
Online banking
Authentication and authorization
Payment messaging and reporting
Interface to payment networks
Liquidity management
Trade finance
Risk Management
Enterprise-level fraud prevention and detection
Rules or model-based fraud detection
Real-time or post-transaction fraud detection
Fraud case management and workflow
Custom models

© 2007 Transaction Systems Architects, Inc.

How We Win*
End-to-end solution
Investment in regulatory compliance
Scale, availability and manageability
Platform for payments convergence
Full-service offering, including On Demand
Lower cost per transaction
More control for the customer over pricing,
packaging and service levels
More flexibility in deployment options
Better integration with back-end systems
Global reach and support
More complete, more scalable solutions
Investment in ongoing R&D
Corporate strength and track record
Key partnerships
Reduced cost of operations
Better, more timely regulatory compliance
Integrated solutions suite, supports convergence
More current technology
TSA has key points of differentiation vs the alternatives
Overall
differentiators
Versus home-grown solutions
Versus 3
rd
-party
processors

© 2007 Transaction Systems Architects, Inc. Page 14 How We Grow

© 2007 Transaction Systems Architects, Inc.

Elements of Our Growth*
Volumes
On Demand,
Services
Cross-sell
Share
Selling capacity-based licenses in an industry where electronic payment volumes are growing
Replacing aging technology, including IBM-compatible
and open-systems segments, and winning in the international
wholesale payments space, plus refining the distribution model
Selling value-added solutions to existing
customers and driving towards converged
payments systems
Going to smaller prospects,
offering more choice for
access to TSA’s solutions,
and investing to offer more
services to the base
TSA has both organic and acquisition-based growth opportunities

© 2007 Transaction Systems Architects, Inc. Page 16 How We Measure It

© 2007 Transaction Systems Architects, Inc.

Key Financial Metrics*
Revenue - $ millions
Backlog - $ millions
Operating Free Cash Flow* - $ millions
Adjusted Non-GAAP EPS*
*Free cash flow calculated as operating cash flow minus capex, adjusted for one-time items. For an explanation of why management believes this is a useful measure and for a reconciliation to the closest
GAAP measure, see “Non-GAAP Financial Measures Reconciliations” at the end of this presentation.
-50
25
100
175
250
325
400
475
550
625
700
FY2004 FY2005 FY2006 CY2007E
ACI S2 P&H
$292.8
$313.2
$347.9
$428 - $447
0
250
500
750
1000
1250
1500
1750
2000
9/30/2005 9/30/2006 12/31/2007(e)
60 Month Backlog
12 Month Backlog
$250
$1,027
$289
$1,226
$1,309 - $1,339
-5
20
45
70
95
120
FY2004 FY2005 FY2006 CY2007E
OFCF
$54
$48
$44
$57 - 67
0
0.25
0.5
0.75
1
1.25
1.5
1.75
2
2.25
2.5
2.75
3
3.25
3.5
FY2004 FY2005 FY2006 CY2007E
Earnings per Share
$1.51 - $1.80
$1.29
$1.13
$1.22
*Adjusted non-GAAP eps is calculated as GAAP eps less intangible amortization from acquisitions, stock-based compensation expense and special items. For an explanation of why management believes this is a useful measure and for a reconciliation to the closest GAAP measure, see “Non-GAAP Financial
Measures Reconciliations” at the end of this presentation

© 2007 Transaction Systems Architects, Inc.

Key Financial Metrics - Revenue
Revenue by Geo Revenue by Type
Revenue by Product Line Product Revenue Mix Over Time
Americas
Int'l
18%
US
34%
Asia-
Pacific
10%
EMEA
38%
Maint
30%
Facilities
Mgmt.
4%
Services
16%
Software
License Fees
(MLF)
20%
Software
License Fees
(ILF)
30%
Payments
Mgmt
4%
Risk Mgmt.
5%
Cross
Industry
14%
Wholesale
Payments
8%
Retail
Payment
Engine
69%
Payments
Mgmt
5%
Risk Mgmt.
9%
Cross Industry
6%
Wholesale
Payments
23%
Retail
Payment
Engine
57%
FY2006
FY2006
FY2006
CY2010E
53% of TSA’s revenue
recurs on a monthly basis.
On Demand revenue is expected to comprise
15-20% of total revenue in 2010

© 2007 Transaction Systems Architects, Inc.

0
25
50
75
100
125
150
FY2004 FY2005 FY2006 CY2007E
EBITDA
23%
20%
22%
21%
10
20
30
40
50
0
25
50
75
100
125
150
FY2004 FY2005 FY2006 CY2007E
Op Margin
19%
21%
18% 17%
10
20
30
40
50
Key Financial Metrics - Profitability
EBITDA* - $ millions
Operating Income - $ millions
$61
$69
$71
$54
$64
$62
$68 to $83
$94  to $110
Operating margin and
EBITDA are adjusted for
one-time items.
*EBITDA is a Non-GAAP measure. For an
explanation of why management believes this is a
useful measure and for a reconciliation to the closest
GAAP measure, see “Non-GAAP Financial Measures
Reconciliations” at the end of this presentation.

© 2007 Transaction Systems Architects, Inc.

TSA’s Balance Sheet and ROIC
Equity, 50%
Note Payable,
14%
Other, 17%
Deferred
Revenue, 19%
Goodwill,
36%
Receivables,
16%
Software, 6%
Other, 21%
Cash and
Cash
Equivalents,
21%
Assets Liabilities
Return on Equity and Invested Capital
9/30/06
9/30/06
Key Takeaways
Strong, leverageable balance sheet
Minimum $75 million unused line available
Significant incremental borrowing capacity
High return on equity and invested capital relative
to industry peers
0
10
20
30
40
50
2002 2003 2004 2005 2006
Fiscal Year
ROE ROIC

© 2007 Transaction Systems Architects, Inc.

Closing
TSA is a solid investment for the long-term growth investor
Best Payments Solutions
Gold Standard for enterprise payments
technology
Comprehensive features for the
payments value chain
TSA plays an “honest broker” role
Business Model
Strong cash flow
Long-term revenue growth
Long-term backlog growth
Leveraged earnings growth
Leverageable balance sheet
Global Presence
Over 800 customers in 84 countries
Represented in countries comprising
95% of world GDP
Direct sales model, supplemented by in-
country distributors
Industry Fundamentals
Positive industry fundamentals driven by
payment volume growth, industry
consolidation and regulatory pressures
Payment volumes growing at 4X global
gross domestic product

www.tsainc.com

*
*
*
*
*
•* * * * * * * * * *
•* * * * * * * * * * *
•* * * * * * * * * * *
•* * * * * * * * * * *
•* * * * * * * * * * *
•* * * * * * * * * * *
* * * * * * * * * * *
* * * * * * * * * * *
* * * * * * * * * * *
* * * * * * * * * * *

© 2007 Transaction Systems Architects, Inc.

Forward-Looking Statements
This presentation contains forward-looking statements based on current expectations that involve a number of risks and uncertainties. Generally, forward-looking statements do not relate strictly to historical or current facts and may include words or phrases such as the Company “believes,” “ will,”
“expects,” “looks forward to,” and words and phrases of similar impact, and include but are not limited to statements regarding future operations, business strategy and business environment and specifically include amounts estimated in the 12-month and 60-month backlogs, the Company’s revenue and earnings guidance, and the Company’s long-term revenue and earnings growth objectives.
The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this presentation include, but are not limited to, statements regarding the:
• Company’s expectations regarding positive industry fundamentals driven by payment volume growth, industry consolidation and regulatory pressure;
• Company’s expectations regarding penetration in top 500 world banks, leadership position in international wholesale banking segment, leadership position in global retailer segment and penetration of top 500 world banks with its fraud solutions;
• Company’s expectation regarding its growth rate and industry growth rate in excess of traditional capital expenditure growth rates;
• Company’s expectation regarding the wholesale banking segment as its highest potential growth segment, with significant international opportunities;
• Company’s expectation regarding investing in the retail banking segment will lead to additional market share;
• Company’s expectation regarding its organic and acquisition-based growth opportunities;
• Company’s expectation its leading, gold standard payment engines will create leading market positions in additional geographies and possibly in new industry segments;
• Company’s operating free cash flow, backlog, adjusted non-GAAP eps estimates;
• Company’s revenues and EPS estimates for calendar 2007;
• Company’s product revenue mix over time;
• Company’s expectation regarding its significant incremental borrowing capacity; and
• Company’s high return on equity and invested capital relative to industry peers.
.

© 2007 Transaction Systems Architects, Inc.

Forward-Looking Statements (continued)
Any or all of the forward-looking statements may turn out to be wrong. They can be affected by the judgments and estimates underlying such assumptions or by known or unknown risks and uncertainties. Many of these factors will be important in determining the Company’s actual future results. Consequently, no forward-looking statement can be guaranteed. Actual future results may vary materially from those expressed or implied in any forward-looking statements. In addition, the Company disclaims any obligation to update any forward-looking statements after the date of this presentation.
All of the foregoing forward-looking statements are expressly qualified by the risk factors discussed in the Company’s filings with the Securities and
Exchange Commission. For a detailed discussion of these risk factors, parties that are relying on the forward-looking statements should review the
Company's filings with the Securities and Exchange Commission, including the Company's Form 10-K filed on May 11, 2007, and specifically the section entitled “Factors That May Affect the Company's Future Results or the Market Price of the Company's Common Stock.”

© 2007 Transaction Systems Architects, Inc.

Forward-Looking Statements (continued)
The risks identified in the Company’s filings with the Securities and Exchange Commission include:
• Risks associated with the restatement of the Company’s financial statements;
• Risks associated with not having current financial information available and the Company will be limited in its ability to register its securities for offer and sale until the Company is deemed a current filer with the SEC;
• Risks associated with the delays in filing its periodic reports, including the need to obtain additional extensions from the lender in the future in order to comply with the financial reporting requirements of the Company’s bank debt, the failure to do so which could have a material adverse effect on the Company’s business, liquidity and financial conditions;
• Risks associated with the delay in filing its Quarterly Report on Form 10-Q for the quarter ended December 31, 2006  and its  Quarterly
Report on Form 10-Q for the quarter ended March 31, 2007 with the SEC and any failure to satisfy other NASDAQ listing requirements could cause the NASDAQ to commence suspension or delisting procedures with respect to its common stock;
• Risks associated the Company’s performance which could be materially adversely affected by a general economic downturn or lessening demand in the software sector;
• Risks associated with the complexity of the Company’s software products;
• Risks inherent in making an estimate of the Company’s backlogs which many not be accurate and may not generate the predicted revenue;
• Risks associated with tax positions taken by the Company which require substantial judgment and with which taxing authorities may not agree;
• Risks associated with consolidation in the financial services industry which may adversely impact the number of customers and the
Company’s revenues in the future;
• Risks associated with the Company’s stock price which may be volatile;
• Risks associated with conducting international operations;
• Risks regarding the Company’s  newly introduced BASE24-eps product which may prove to be unsuccessful in the marketplace;
• Risks associated with the Company’s future profitability which depends on demand for its products; lower demand in the future could adversely affect the Company’s business;
• Risks associated with the Company’s software products which may contain undetected errors or other defects, which could damage its reputation with customers, decrease profitability, and expose the Company to liability;
• Risks associated with future acquisitions and investments which could materially adversely affect the Company;
• Risks associated with the Company’s ability to protect its intellectual property and technology and may be subject to increasing litigation over its intellectual property rights;
• Risks associated with the Company’s restructuring plan which may not achieve expected efficiencies;
• Risks associated with litigation that could materially adversely affect our business financial condition and/or results of operations;
• Risks associated with new accounting standards or revised interpretations or guidance regarding existing standards; and
• Risks associated with the assessment and maintenance of internal controls over the Company’s financial reporting.

© 2007 Transaction Systems Architects, Inc.

Forward-Looking Statements (continued)
Backlog Estimates
The Company’s 12-month and 60-month backlog estimates are based on the Company’s judgment about future events which, as described above, involve a number of risks and uncertainties. The Company estimates backlog using the methodology described in the Company’s Form 10-Q filed on
August 9, 2006 in the section entitled “Backlog” under Item 2. – MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL
CONDITION AND RESULTS OF OPERATION – and on the Company’s website at www.tsainc.com.
Non-GAAP Financial Measures Reconciliation
This presentation includes non-GAAP information: EBITDA, Operating Free Cash Flow and Adjusted Non-GAAP EPS. EBITDA is defined as net income before interest, taxes, depreciation and amortization. The Company uses EBITDA as a performance measure and provides EBITDA to investors to complement results provided in accordance with GAAP, as management believes the measure helps illustrate underlying operating trends in the Company’s business and uses the measure to establish internal budgets and goals, manage the business and evaluate performance. Because
EBITDA excludes some, but not all, items that affect net income and the definition of EBITDA may vary among other companies, the EBITDA measure presented by the Company may not be calculated and presented in accordance with GAAP. Operating Free Cash Flow is defined as net cash flow from operating activities adjusted for selected one-time items minus capital expenditures. The Company utilizes this non-GAAP financial measure, as an indicator of cash flow available for debt repayment and other investing activities, such as acquisitions. The Company utilizes operating free cash flow as a further indicator of operating performance and for planning investing activities. Adjusted non-GAAP EPS is defined as GAAP earnings per share adjusted for selected one-time times plus amortization of acquisition-related intangibles and non-cash equity-based compensation.
The Company believes that providing earnings per share on an adjusted, non-GAAP basis is useful to it investors as an operating measure because it excludes certain expenses and therefore provides a consistent basis for comparison of the Company’s expenses from period to period.

© 2007 Transaction Systems Architects, Inc.

Forward-Looking Statements (continued)
Reconciliation of EBITDA ($ thousands) FY ended Sept 30,
2004 2005 2006 CY2007e
Operating income 54,294 64,251 53,778 68,000 to 83,000
Selected one-time items
Lawsuit - - 8,450 -
Goodwill impairment charge - - - -
Severance - - - 1,000 to 2,000
Stock Option Review - - - 4,000
Operating income adjusted for selected one-time items 54,294 64,251 62,228 73,000 to 89,000
Depreciation & Amortization 6,571 5,180 8,362 21,000
EBITDA 60,865 69,431 70,590 94,000 to 110,000
Reconciliation of Operating Free Cash Flow ($ thousands)
FY ended Sept 30,
2004 2005 2006 CY2007e
Net cash flow from operating activities 58,091 53,151 60,701 63,000 to 71,000
Selected one-time items
Lawsuit - - - -
Stock Option Review - - - 4,000
IRS Settlement - - (10,900) -
Net cash flow from operating activities adjusted for selected one-time items 58,091 53,151 49,801 70,000 to 78,000
Capital Expenditures 3,862 5,405 5,988 10,000 to 8,000
Operating Free Cash Flow 54,229 47,746 43,813 57,000 to 67,000
Reconciliation of GAAP EPS to Adjusted Non-GAAP EPS ($ thousands) FY ended Sept 30,
2004 2005 2006 CY2007e
GAAP Earnings Per Share (Diluted) 1.21 1.12 1.45 1.05 to 1.34
Selected one-time items
One-time tax benefit - - (0.46) -
Lawsuit settlement cost - - 0.14 -
Incremental compensation expense - - - 0.03
Cost of stock options review - - - 0.07
Adjusted earnings per share after selected one-time items 1.22 1.12 1.13 1.15 to 1.44
Amortization of acquisition-related intangibles - 0.01 0.05 0.22
Non-cash equity-based compensation - - 0.11 0.14
Adjusted Non-GAAP earnings per share 1.22 1.13 1.29 1.51 to 1.80

www.tsainc.com Page 28